UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2014

TYCO INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836
(Commission File Number)

Victor von Bruns-Strasse 21
CH-8212 Neuhausen am Rheinfall, Switzerland
(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

Tyco International Ltd. ("Tyco" or the "Company") is filing this Form 8-K to update financial information and certain related disclosures in the Company’s Annual Report on Form 10-K for the year ended September 27, 2013 (the “2013 Form 10-K”) to reflect the presentation of the Company’s South Korean security business as a discontinued operation. This update is consistent with the presentation of continuing and discontinued operations included in the Company’s Form 10-Q for the second quarter ended March 28, 2014 filed with the United States Securities and Exchange Commission ("SEC") on April 25, 2014.
As previously disclosed on March 4, 2014, Tyco Far East Holdings Ltd., a wholly-owned subsidiary of Tyco, entered into a Stock Purchase Agreement with an affiliate of The Carlyle Group for the sale of Tyco Fire & Security Services Korea Co. Ltd. and its subsidiaries that form and operate the Company’s South Korean security business. Pursuant to the Stock Purchase Agreement, Tyco will sell 100% of the issued and outstanding capital stock of Tyco Fire & Security Services Korea Co. Ltd. for a purchase price of $1.93 billion, subject to customary adjustments. The Company expects the sale to close during the third quarter of fiscal 2014. Tyco expects to recognize a gain on sale upon closing of the agreement.
Exhibits filed with this Form 8-K and incorporated into this Item 8.01 by reference revise those areas contained in the 2013 Form 10-K to reflect the presentation of the historical operating results of the South Korean security business as a discontinued operations and supersede those portions of the 2013 Form 10-K.
Information in the 2013 Form 10-K has not been updated for other events or developments that occurred subsequent to the filing of the 2013 Form 10-K with the SEC. For additional information related to developments since the filing of the 2013 Form 10-K, refer to the Company’s Form 10-Q for the period ending March 28, 2014 and the Company’s Forms 8-K filed since the filing of the 2013 Form 10-K. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2013 Form 10-K and subsequent SEC filings.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.

99.1
Updated Part I, Item 1. Business, Part II, Item 6. Selected Financial Data, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Part II, Item 8. Financial Statements and Supplementary Data from Tyco International Ltd.'s Annual Report on Form 10-K for the fiscal year ended September 27, 2013.

101
The following financial information from this Form 8-K formatted in XBRL, includes: (i) Consolidated Statements of Operations for the three years ended September 27, 2013, September 28, 2012 and September 30, 2011, (ii) Consolidated Statements of Comprehensive Income for the three years ended September 27, 2013, September 28, 2012 and September 30, 2011, (iii) Consolidated Balance Sheets at September 27, 2013 and September 28, 2012, (iv) Consolidated Statements of Cash Flows for the three years ended September 27, 2013, September 28, 2012 and September 30, 2011, (v) Consolidated Statements of Changes in Equity for the three years ended September 27, 2013, September 28, 2012 and September 30, 2011, and (vi) the Notes to the Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/ SAM ELDESSOUKY
Sam Eldessouky
Senior Vice President, Controller and Chief Accounting Officer

Date: May 16, 2014